UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2019

QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	001-35810 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

1267 Flynn Road

Camarillo, CA 93012

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QBAK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2019, but effective as of January 1, 2020, Qualstar Corporation (the “Company”) appointed Joy C. Hou to the Company’s Board of Directors (“Board”) to a fill a vacancy on the Board. Ms. Hou was also appointed as a member of the Company’s Audit Committee effective January 1, 2020.

Ms Hou, 44, is the CEO and Co-Founder of MREN, Inc., an enterprise technology platform serving the commercial real estate industry since 2013. Ms. Hou has over 30 years of business and entrepreneurial experience in finance, technology, and management. Prior to MREN, Ms. Hou was the CEO and Co- Founder of RAISC, Inc., a tech-enabled bank distressed asset platform that centralized data for over $3B of commercial real estate assets and supported the disposition of over $1.5B of assets. In addition, Ms. Hou spent over 10 years on Wall Street where she held various debt and equity investment positions at Donaldson, Lufkin & Jenrette, Lehman Brothers and served as the Head of Hospitality Practice at Barclays Capital. Ms. Hou is currently on the Board of Cornell Asian Alumni Association as the Vice President of University Relations and had previously served on the Board of Country Montessori School. Ms. Hou holds a Bachelor of Science degree from Cornell University’s School of Hotel Administration with Distinction.

Prior to her appointment as a member of the Board, Ms. Hou did not have any material relationship with the Company and no such relationship is currently proposed.  Ms. Hou does not have any family relationships with any of the Company’s other directors or executive officers.  There are no understandings or arrangements between Ms. Hou and any other person pursuant to which Ms. Hou was selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: January 7, 2020	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: President and Chief Executive Officer